UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): August 2, 2007
TOPSPIN MEDICAL, INC.
(Exact Name of Issuer as Specified in Charter)

Delaware	333-144472	510394637
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
Incorporation or Organization)		Number)

Global Park	Not Applicable
2 Yodfat Street, Third Floor	(Zip Code)
North Industrial Area
Lod 71291
Israel
(Address of Principal Executive Offices)
972-8-9200033
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01. Other Events.
     On August 2, 2007, our wholly-owned subsidiary, TopSpin Medical (Israel) Ltd., received a European CE Mark certificate for its advanced generation intravascular MRI catheter (the “Disclosure”). On August 5, 2007, we filed an Immediate Report with the Israel Securities Authority (the “ISA”) and the Tel Aviv Stock Exchange (the “TASE”) reporting the Disclosure.
     A copy of the Disclosure (translated from Hebrew) contained within the Immediate Report that was filed with the ISA and the TASE is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
     (d)     The following exhibit is furnished with this Form 8-K:

Exhibit No.	Description

99.1	Disclosure (translated from Hebrew) contained within the Immediate Report filed with the ISA and the TASE on August 5, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOPSPIN MEDICAL, INC.
Date: August 7, 2007	By:	/s/ Eyal Kolka
		Name:	Eyal Kolka
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Disclosure (translated from Hebrew) contained within the Immediate Report filed with the ISA and the TASE on August 5, 2007.